MORGAN STANLEY DEAN WITTER FUND OF FUNDS          TWO WORLD TRADE CENTER,
LETTER TO THE SHAREHOLDERS SEPTEMBER 30, 1998     NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:

This annual report to shareholders of Morgan Stanley Dean Witter Fund of Funds (International Portfolio and Domestic Portfolio) covers the fiscal year ended September 30, 1998.

INTERNATIONAL PORTFOLIO

The international markets have been a continual source of investor concern since the summer of 1997. The problems began as early as July of that year with the devaluation of the Thai baht and spread quickly throughout Asia. In what became known as the Asian flu, no Pacific Rim market was spared and investors in the United States began to fear a tidal wave of deflation rolling across the Pacific, corroding corporate profits and driving global equity markets downward. However, at least through the first half of 1998, it appeared that the European markets would remain strong, hitting their peaks around the same time as those of the United States. Then, over the summer of 1998, markets in both Europe and the United States began to show symptoms of the global turmoil. Most recently, however, markets around the world have finally seen some recovery, with those of the United States and Asia progressing at a faster pace than the ones in Europe.

PERFORMANCE AND PORTFOLIO

From its inception on November 25, 1997, through the Fund's fiscal year-end on September 30, 1998, the International Portfolio's Class A shares returned --
8.36 percent, Class B shares returned -- 8.87 percent, Class C shares returned -- 8.87 percent and Class D shares returned -- 8.26 percent. The performance of the Fund's four share classes varies, primarily because each class has different expenses. At the same time, the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE Index) returned 0.25 percent and the Lipper International Funds Index (Lipper Index) returned -- 1.70 percent. The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Portfolio's Class B shares from

MORGAN STANLEY DEAN WITTER FUND OF FUNDS
LETTER TO THE SHAREHOLDERS SEPTEMBER 30, 1998, CONTINUED

November 25, 1997, through September 30, 1998, versus similar investments in the issues that comprise the MSCI EAFE Index and the Lipper Index.

The International Portfolio's underperformance relative to its benchmarks can be attributed to the contrarian view that the Portfolio's managers have taken since its inception. This view, that the emerging markets and Japan would rebound sharply relative to other world markets, placed an initial drag on performance. However, in recent months, these markets have begun to recover and this portfolio allocation has begun to pay off. We believe that, over the long term, the Portfolio's focus on the emerging markets and Japan will continue to make positive contributions to performance. Accordingly, as of September 30, 1998, the Portfolio remained overweighted in Asia and underweighted in Europe.

OUTLOOK

Going forward, the Portfolio's managers expect to maintain its current allocations, with an overweighting in Asian-exposed funds and an underweighting in European-exposed funds. The committee believes that the Asian countries have at last bottomed and will improve greatly over the fourth quarter of 1998 and throughout 1999. Most of the improvement is expected to come from the weakness of the U.S. dollar and the subsequent boost to commodity prices. Additionally, the easing of global monetary policies will bring relief where it is most needed -- the battered economies of the Pacific Rim. The committee's outlook for Europe is less positive and the Portfolio's current allocations represent that view.

DOMESTIC PORTFOLIO

Morgan Stanley Dean Witter Fund of Funds Domestic Portfolio's first fiscal reporting period proved to be a highly volatile time for U.S. financial markets. At the time the Portfolio began operations on November 25, 1997, domestic stock markets were struggling to recover from the fallout produced by the first leg of the Asian financial crisis. However, by the end of 1997 the markets had recovered and they rallied through the first half of the summer, pushing the Dow Jones Industrial Average to an all-time high of 9,337 in July. However, the Dow then fell 19 percent, to a bottom of 7,539 on August 31 as renewed concerns over international markets and subsequent trouble with some well-respected hedge funds caused domestic markets to tumble. Then in September, while the markets remained volatile, they began to show signs of recovery.

MORGAN STANLEY DEAN WITTER FUND OF FUNDS
LETTER TO THE SHAREHOLDERS SEPTEMBER 30, 1998, CONTINUED

PERFORMANCE AND PORTFOLIO

From its inception on November 25, 1997, through the Fund's fiscal year-end on September 30, 1998, the Domestic Portfolio's Class A shares returned -- 2.33 percent, Class B shares returned -- 2.83 percent, Class C shares returned --
2.83 percent and Class D shares returned -- 2.13 percent. The performance of the Fund's four share classes varies, because each class has different expenses. At the same time, the Standard & Poor's 500 Stock Index (S&P 500) returned 8.53 percent, the Lipper Flexible Portfolio Funds Index (Lipper Index) returned 4.15 percent and the Lehman Brothers Government/Corporate Bond Index (Lehman Index) returned 10.48 percent. The Portfolio underperformed relative to its benchmarks because it was diversified across small-, medium- and large-cap issues at a time when larger companies were outperforming smaller ones by a wide margin.

The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Portfolio's Class B shares from November 25, 1997, through September 30, 1998, versus similar investments in the issues that comprise the S&P 500, the Lipper Index and the Lehman Index.

Morgan Stanley Dean Witter Fund of Funds Domestic Portfolio seeks to provide investors with diversification across investment styles, market caps and asset classes throughout changing market environments. At its inception, the Domestic Portfolio had access to 21 Morgan Stanley Dean Witter funds (16 equity and 5 fixed income). Since that time the Domestic Portfolio has added four new funds to its pool of possible underlying funds. Having a large number of underlying funds provides investors with convenience, instant diversification and professional asset allocation. As of September 30, 1998, the allocation across asset classes was 71 percent equities, 7 percent fixed income and the remaining 22 percent cash equivalents.

At its inception, in order to avoid large capital gains and income distributions that could have had tax consequences for shareholders, the Domestic Portfolio initially invested only in the S&P 500 Index Fund, which had virtually no distributions scheduled for calendar year-end. Following that brief year-end period, the Portfolio began to invest in a large-cross section of Morgan Stanley Dean Witter funds to provide shareholders with diversification across asset classes, market caps and investment styles. The Fund's investment committee began with a fairly balanced approach on the equity portion, holding a diversified mix of underlying funds that invest in large-, medium- and small-cap issues. This allocation proved beneficial early in 1998 when the markets as a whole were faring well, with particular strength in technology and commodities. This same exposure, however, began to dampen performance in the middle of the second quarter as certain sectors, such as oil and gold, and

MORGAN STANLEY DEAN WITTER FUND OF FUNDS
LETTER TO THE SHAREHOLDERS SEPTEMBER 30, 1998, CONTINUED

small- and mid-cap stocks, were pummeled. By the end of the second quarter, the Portfolio's managers began to weight the Portfolio toward the larger-cap funds. But by the end of August, not even the large caps were being spared. Following its bottom on August 31, the market began to recover across market caps, at which point the Portfolio's assets were rebalanced once more to provide exposure to funds that held large-, medium- and small-sized companies.

OUTLOOK

We do not expect our investment strategy for the Domestic Portfolio to change drastically in the months ahead. The domestic economy continues to be buoyant, and we believe that a number of factors will help the markets continue their recovery. One such factor is the weakness of the U.S. dollar, which will work to alleviate pressure on emerging nations, commodity prices and the currency translation effect on many U.S. multinationals. Another contributing element may be the historical market behavior during the third year of a presidential term, in which the S&P 500 has never posted negative returns. And, of course, the easier monetary policies being adopted by many of the world's central banks, including the Federal Reserve Board, should help to create a favorable environment for equities. Overall, we believe that the recent market correction was just that -- a correction -- and that the fundamental strength of the U.S. economy will continue to support stock prices.

We appreciate your support of Morgan Stanley Dean Witter Fund of Funds and look forward to continuing to serve your investment needs.

Sincerely,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER FUND OF FUNDS --
INTERNATIONAL
FUND PERFORMANCE SEPTEMBER 30, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 GROWTH OF $10,000--CLASS B
      ($ in Thousands)
                                Fund      MSCI(4)   Lipper(5)
November 25, 1997               $10,000    $10,000    $10,000
November 30, 1997               $10,050    $10,119    $10,000
December 31, 1997                $9,941    $10,194    $10,078
January 31, 1998                 $9,830    $10,647    $10,322
February 28, 1998               $10,648    $11,316    $10,977
March 31, 1998                  $10,688    $11,651    $11,574
April 30, 1998                  $10,446    $11,729    $11,751
May 31, 1998                    $10,335    $11,658    $11,775
June 30, 1998                   $10,284    $11,733    $11,672
July 31, 1998                   $10,426    $11,838    $11,851
August 31, 1998                  $9,356    $10,357    $10,146
September 30, 1998            $8,662(3)    $10,025     $9,830

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

                                   AVERAGE ANNUAL TOTAL RETURNS*
----------------------------------------------------------------------------------------------------
               CLASS B SHARES**                                      CLASS A SHARES+
-----------------------------------------------      -----------------------------------------------
PERIOD ENDED 9/30/98                                 PERIOD ENDED 9/30/98
-------------------------                            -------------------------
Since Inception                                      Since Inception
 (11/25/97)                 -8.87(1)    -13.38(2)     (11/25/97)                 -8.36(1)     -13.17(2)

               CLASS C SHARES++                                       CLASS D SHARES#
-----------------------------------------------       -----------------------------------------------
PERIOD ENDED 9/30/98                                  PERIOD ENDED 9/30/98
-------------------------                             -------------------------
Since Inception                                       Since Inception
 (11/25/97)                 -8.87(1)     -9.77(2)      (11/25/97)                -8.26(1)

------------------------
 (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
 (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
 (3) Closing value after the deduction of a 5% contingent deferred sales charge
     (CDSC), assuming a complete redemption on September 30, 1998.
 (4) The Morgan Stanley Capital International EAFE Index (MSCI) measures the performance for a diverse range of global stock markets within Europe, Australia, and the Far East. The Index does not include any expenses, fees, charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
 (5) The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Funds objective. The index which is adjusted for capital gains distributions and income dividends is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.
* For periods of less than one year, the Fund quotes its total return on a non-annualized basis.
** The maximum CDSC for Class B is 5.0%. The CDSC declines to 0% after six years.
+  The maximum front-end sales charge for Class A is 5.25%.
++ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
# Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER FUND OF FUNDS --
DOMESTIC
FUND PERFORMANCE SEPTEMBER 30, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 GROWTH OF $10,000--CLASS B
      ($ in Thousands)
                                Fund     S&P 500(4)   Lehman(5)   Lipper(6)
November 25, 1997               $10,000      $10,000     $10,000    $10,000
November 30, 1997               $10,020      $10,064     $10,000    $10,000
December 31, 1997               $10,169      $10,237     $10,105    $10,138
January 31, 1998                $10,129      $10,350     $10,247    $10,198
February 28, 1998               $10,681      $11,096     $10,227    $10,693
March 31, 1998                  $11,113      $11,664     $10,258    $11,053
April 30, 1998                  $11,194      $11,781     $10,310    $11,123
May 31, 1998                    $10,852      $11,579     $10,420    $11,012
June 30, 1998                   $10,973      $12,049     $10,526    $11,224
July 31, 1998                   $10,671      $11,921     $10,535    $11,107
August 31, 1998                  $9,194      $10,199     $10,741    $10,017
September 30, 1998            $9,233(3)      $10,853     $11,048    $10,415

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

                                   AVERAGE ANNUAL TOTAL RETURNS*
----------------------------------------------------------------------------------------------------
               CLASS B SHARES**                                      CLASS A SHARES+
-----------------------------------------------      -----------------------------------------------
PERIOD ENDED 9/30/98                                 PERIOD ENDED 9/30/98
-------------------------                            -------------------------
Since Inception                                      Since Inception
 (11/25/97)                 -2.83(1)     -7.67(2)     (11/25/97)                 -2.33(1)     -7.46(2)

               CLASS C SHARES++                                       CLASS D SHARES#
-----------------------------------------------       -----------------------------------------------
PERIOD ENDED 9/30/98                                  PERIOD ENDED 9/30/98
-------------------------                             -------------------------
Since Inception                                       Since Inception
 (11/25/97)                 -2.83(1)     -3.80(2)      (11/25/97)                -2.13(1)

------------------------

 (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

 (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

 (3) Closing value after the deduction of a 5% contingent deferred sales charge
     (CDSC), assuming a complete redemption on September 30, 1998.

 (4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

 (5) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds with maturities of one to ten years. The Index is unmanaged and should not be considered an investment.

 (6) The Lipper Flexible Portfolio Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds objective. The Index which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.

* For periods of less than one year, the Fund quotes its total return on a non-annualized basis.
** The maximum CDSC for Class B is 5.0%. The CDSC declines to 0% after six years.
+  The maximum front-end sales charge for Class A is 5.25%.
++ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
# Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER FUND OF FUNDS - INTERNATIONAL
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (84.8%)
  75,405   Morgan Stanley Dean Witter European Growth Fund Inc......................................  $1,401,782
  27,120   Morgan Stanley Dean Witter International SmallCap Fund...................................     193,365
 191,230   Morgan Stanley Dean Witter Japan Fund....................................................   1,135,906
  75,202   Morgan Stanley Dean Witter Pacific Growth Fund Inc.......................................     619,661
                                                                                                      ----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $3,714,266).............................................................   3,350,714
                                                                                                      ----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (a) (13.9%)
           U.S. GOVERNMENT AGENCY
$    550   Federal Home Loan Mortgage Corp. 5.38% due 10/01/98 (AMORTIZED COST $550,000)............     550,000
                                                                                                      ----------

TOTAL INVESTMENTS
(IDENTIFIED COST $4,264,266) (b)............................................................   98.7 %   3,900,714

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............................................    1.3        52,884
                                                                                              ------  -----------

NET ASSETS..................................................................................  100.0 % $ 3,953,598
                                                                                              ------  -----------
                                                                                              ------  -----------

---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate unrealized depreciation is $363,552.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FUND OF FUNDS - DOMESTIC
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1998

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (80.2%)
  87,474   Morgan Stanley Dean Witter American Value Fund..........................................  $ 2,797,404
 194,491   Morgan Stanley Dean Witter Capital Growth Securities....................................    2,804,559
 226,195   Morgan Stanley Dean Witter Competitive Edge Fund
             "Best Ideas" Portfolio................................................................    1,997,301
 134,631   Morgan Stanley Dean Witter Convertible Securities Trust.................................    1,674,804
  47,832   Morgan Stanley Dean Witter Developing Growth Securities.................................      977,683
  58,097   Morgan Stanley Dean Witter Dividend Growth Securities Inc...............................    3,202,908
  79,941   Morgan Stanley Dean Witter Health Sciences Trust........................................    1,217,502
  88,375   Morgan Stanley Dean Witter Information Fund.............................................    1,118,824
  87,333   Morgan Stanley Dean Witter Market Leader Trust..........................................      887,303
 123,822   Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities...........................      947,240
  19,017   Morgan Stanley Dean Witter Mid-Cap Growth Fund..........................................      274,419
  75,392   Morgan Stanley Dean Witter Natural Resource Development Securities Inc..................      825,538
     142   Morgan Stanley Dean Witter Short-Term Bond Fund.........................................        1,368
  53,241   Morgan Stanley Dean Witter Special Value Fund...........................................      557,438
  81,368   Morgan Stanley Dean Witter Value-Added Market Series/Equity Portfolio...................    2,710,368
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $24,016,031)...........................................................   21,994,659
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (a) (8.8%)
           U.S. GOVERNMENT AGENCY
$  2,400   Federal Home Loan Mortgage Corp. 5.38% due 10/01/98 (AMORTIZED COST $2,400,000).........    2,400,000
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $26,416,031) (b)..........................................................   89.0 %   24,394,659

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................   11.0      3,016,560
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 27,411,219
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $32,433 and the aggregate gross unrealized depreciation is $2,053,805, resulting in net unrealized depreciation of $2,021,372.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FUND OF FUNDS
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

                                           INTERNATIONAL     DOMESTIC
-----------------------------------------------------------------------

ASSETS:
Investments in securities, at value
  (identified cost $4,264,266 and
  $26,416,031, respectively)............   $ 3,900,714     $ 24,394,659
Cash....................................        51,780        2,299,185
Receivable for:
    Investments sold....................       --             3,481,605
    Shares of beneficial interest
      sold..............................         3,999           48,237
Receivable from affiliate...............        24,408           33,862
Prepaid expenses and other assets.......        15,690           15,204
Deferred organizational expenses........        20,757           20,757
                                           ------------    ------------
     TOTAL ASSETS.......................     4,017,348       30,293,509
                                           ------------    ------------
LIABILITIES:
Payable for:
    Investments purchased...............       --             2,788,481
    Shares of beneficial interest
      repurchased.......................       --                 2,449
    Plan of distribution fee............         2,894           21,539
Organizational expenses.................        20,775           20,922
Accrued expenses and other payables.....        40,081           48,899
                                           ------------    ------------
     TOTAL LIABILITIES..................        63,750        2,882,290
                                           ------------    ------------
     NET ASSETS.........................   $ 3,953,598     $ 27,411,219
                                           ------------    ------------
                                           ------------    ------------
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................   $ 4,395,562     $ 28,613,323
Net unrealized depreciation.............      (363,552)      (2,021,372)
Undistributed net investment income.....       --               255,368
Undistributed net realized gain
  (loss)................................       (78,412)         563,900
                                           ------------    ------------
     NET ASSETS.........................   $ 3,953,598     $ 27,411,219
                                           ------------    ------------
                                           ------------    ------------
CLASS A SHARES:
Net Assets..............................      $595,651       $1,358,728
Shares Outstanding (UNLIMITED
  AUTHORIZED, $.01 PAR VALUE)...........        65,604          139,781
     NET ASSET VALUE PER SHARE..........         $9.08            $9.72
                                                 -----            -----
                                                 -----            -----
     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF
NET ASSET VALUE)........................         $9.58           $10.26
                                                 -----           ------
                                                 -----           ------
CLASS B SHARES:
Net Assets..............................    $3,241,122      $24,337,990
Shares Outstanding (UNLIMITED
  AUTHORIZED, $.01 PAR VALUE)...........       359,031        2,517,533
     NET ASSET VALUE PER SHARE..........         $9.03            $9.67
                                                 -----            -----
                                                 -----            -----
CLASS C SHARES:
Net Assets..............................      $105,343       $1,702,258
Shares Outstanding (UNLIMITED
  AUTHORIZED, $.01 PAR VALUE)...........        11,670          176,082
     NET ASSET VALUE PER SHARE..........         $9.03            $9.67
                                                 -----            -----
                                                 -----            -----
CLASS D SHARES:
Net Assets..............................       $11,482          $12,243
Shares Outstanding (UNLIMITED
  AUTHORIZED, $.01 PAR VALUE)...........         1,263            1,257
     NET ASSET VALUE PER SHARE..........         $9.09            $9.74
                                                 -----            -----
                                                 -----            -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FUND OF FUNDS
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 25, 1997* THROUGH SEPTEMBER 30, 1998

                                           INTERNATIONAL     DOMESTIC
------------------------------------------------------------------------

NET INVESTMENT INCOME:

INCOME
Dividends...............................   $    14,488     $     496,466
Interest................................        22,949            65,705
                                           ------------    -------------

     TOTAL INCOME.......................        37,437           562,171
                                           ------------    -------------

EXPENSES
Plan of distribution fee (Class A
  shares)...............................           877             3,390
Plan of distribution fee (Class B
  shares)...............................        25,269           203,895
Plan of distribution fee (Class C
  shares)...............................           835            14,042
Registration fees.......................       105,129           112,276
Professional fees.......................        41,217            40,868
Shareholder reports and notices.........        14,965            14,933
Transfer agent fees and expenses........         4,452            21,901
Custodian fees..........................         3,824            12,294
Organizational expenses.................         4,243             4,243
Other...................................         2,027             2,035
                                           ------------    -------------

     TOTAL EXPENSES.....................       202,838           429,877

Less: amounts waived/reimbursed.........      (177,560)         (226,074)
                                           ------------    -------------

     NET EXPENSES.......................        25,278           203,803
                                           ------------    -------------

     NET INVESTMENT INCOME..............        12,159           358,368
                                           ------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on
  investments...........................       (78,412)          453,719
Capital gain distributions received.....       --                110,181
                                           ------------    -------------

     NET REALIZED GAIN (LOSS)...........       (78,412)          563,900

Net unrealized depreciation.............      (363,552)       (2,021,372)
                                           ------------    -------------

     NET LOSS...........................      (441,964)       (1,457,472)
                                           ------------    -------------

NET DECREASE............................   $  (429,805)    $  (1,099,104)
                                           ------------    -------------
                                           ------------    -------------

---------------------

 *   Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FUND OF FUNDS
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                   FOR THE PERIOD
                                                 NOVEMBER 25, 1997*
                                                      THROUGH
                                                 SEPTEMBER 30, 1998
                                           ------------------------------
                                           INTERNATIONAL      DOMESTIC
-------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...................   $     12,159     $     358,368
Net realized gain (loss)................        (78,412)          563,900
Net unrealized depreciation.............       (363,552)       (2,021,372)
                                           -------------    -------------

     NET DECREASE.......................       (429,805)       (1,099,104)
                                           -------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM NET
INVESTMENT INCOME:
Class A shares..........................           (444)           (7,838)
Class B shares..........................        (18,372)          (89,059)
Class C shares..........................           (670)           (6,042)
Class D shares..........................           (114)              (61)
                                           -------------    -------------

     TOTAL DIVIDENDS....................        (19,600)         (103,000)
                                           -------------    -------------
Net increase from transactions in shares
  of beneficial interest................      4,353,003        28,563,323
                                           -------------    -------------

     NET INCREASE.......................      3,903,598        27,361,219

NET ASSETS:
Beginning of period.....................         50,000            50,000
                                           -------------    -------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET
    INVESTMENT INCOME OF $0 AND
    $255,368, RESPECTIVELY).............   $  3,953,598     $  27,411,219
                                           -------------    -------------
                                           -------------    -------------

---------------------

 *   Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FUND OF FUNDS
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Fund of Funds (the "Fund"), formerly Dean Witter Fund of Funds, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund will invest in Class D shares of other open-end management investment companies that are either members of the Morgan Stanley Dean Witter Family of Funds or managed by an investment advisor that is an affiliate of Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., (individually, an "Underlying Fund" and collectively, the "Underlying Funds").

The Fund, which consists of two separate portfolios ("Portfolios"), International and Domestic, was organized as a Massachusetts business trust on July 3, 1997 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to the Investment Manager to effect the Fund's initial capitalization. Each Portfolio issued 5,000 shares (1,250 per class) of beneficial interest for $50,000 ($12,500 per class). The Fund commenced operations on November 25, 1997.

The investment objectives of each Portfolio are as follows:


   PORTFOLIO                   INVESTMENT OBJECTIVE
International      Seeks long-term capital appreciation by
                   investing in a selection of Underlying Funds
                   which invest their assets primarily in the
                   international equity markets.
Domestic           Seeks to maximize total investment return
                   through capital growth and income by
                   investing in a selection of Underlying Funds
                   which invest their assets primarily in the
                   U.S. equity and fixed-income markets.

Each Portfolio offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

MORGAN STANLEY DEAN WITTER FUND OF FUNDS
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1998, CONTINUED

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) Investments are valued at the net asset value per share of each Underlying Fund determined as of the close of the New York Stock Exchange on valuation date; and (2) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER FUND OF FUNDS
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1998, CONTINUED

F. ORGANIZATIONAL AND PREPAID EXPENSES -- The Investment Manager incurred the organizational expenses of the Fund in the amount of approximately $50,000 ($25,000 per Portfolio) which will be reimbursed for the full amount thereof, exclusive of amounts waived of $8,486 ($4,243 per Portfolio). Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations. The Investment Manager incurred additional expenses on behalf of the Fund consisting primarily of registration fees in the amount of approximately $200,000 ($100,000 per Portfolio) which were to be reimbursed for the full amount thereof. Such expenses were deferred and fully amortized as of September 30, 1998. The Investment Manager waived all such reimbursements.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays no investment management fee. However, the Fund, through its investments in the Underlying Funds, will pay its pro rata share of the management or advisory or sub-advisory fees to the Investment Manager and/or Sub-Advisors or Advisor of the Underlying Funds.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager has agreed to assume all operating expenses (except for plan of distribution fees) until such time as the respective Portfolio has $50 million in net assets or November 30, 1999, whichever occurs first. For the period November 25, 1997 (commencement of operations) through December 31, 1997, the Investment Manager also assumed the plan of distribution fees of the Fund. At September 30, 1998, included in the Statement of Assets and Liabilities of each Portfolio is a receivable from an affiliate which represents expense reimbursements due to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A --

MORGAN STANLEY DEAN WITTER FUND OF FUNDS
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1998, CONTINUED

up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised International and Domestic that such excess amounts, including carrying charges, totaled $659,369 and $1,709,171, respectively at September 30, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended September 30, 1998, the distribution fee was accrued for International and Domestic Class A shares and Class C shares at the annual rate of 0.25% and 0.92%, and 0.22% and 0.92%, respectively.

MORGAN STANLEY DEAN WITTER FUND OF FUNDS
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1998, CONTINUED

The Distributor has informed International and Domestic that for the period ended September 30, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's shares as follows: Class B shares -- $3,623 and $32,706, respectively; and Class C shares -- $79 and $1,153, respectively; and received $5,645 and $19,992, respectively, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended September 30, 1998 aggregated $7,801,534 and $4,008,856, respectively, for International and $79,506,625 and $55,944,313, respectively, for Domestic.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Funds transfer agent. At September 30, 1998, Domestic's receivable for investments sold and payable for investments purchased represented unsettled trades with the transfer agent of $3,481,605 and $2,788,481, respectively.

MORGAN STANLEY DEAN WITTER FUND OF FUNDS
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1998, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                               FOR THE PERIOD NOVEMBER 25, 1997*
                                                                                  THROUGH SEPTEMBER 30, 1998
                                                                   ---------------------------------------------------------
                                                                          INTERNATIONAL                    DOMESTIC
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A
Sold.............................................................       67,277   $      699,140       195,957   $  1,986,330
Reinvestment of dividends........................................           45              444           724          7,325
Redeemed.........................................................       (2,968)         (29,427)      (58,150)      (627,694)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class A...........................................       64,354          670,157       138,531      1,365,961
                                                                   -----------   --------------   -----------   ------------
CLASS B
Sold.............................................................      397,997        3,985,486     2,941,410     29,850,040
Reinvestment of dividends........................................        1,770           17,435         7,843         79,375
Redeemed.........................................................      (41,986)        (424,650)     (432,970)    (4,524,346)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class B...........................................      357,781        3,578,271     2,516,283     25,405,069
                                                                   -----------   --------------   -----------   ------------
CLASS C
Sold.............................................................       11,806          118,681       208,500      2,140,619
Reinvestment of dividends........................................           68              670           564          5,713
Redeemed.........................................................       (1,454)         (14,900)      (34,232)      (354,110)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class C...........................................       10,420          104,451       174,832      1,792,222
                                                                   -----------   --------------   -----------   ------------
CLASS D
Sold.............................................................            1               10             1             10
Reinvestment of dividends........................................           12              114             6             61
                                                                   -----------   --------------   -----------   ------------
Net increase - Class D...........................................           13              124             7             71
                                                                   -----------   --------------   -----------   ------------
Net increase in Fund.............................................      432,568   $    4,353,003     2,829,653   $ 28,563,323
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

---------------------

 *   Commencement of operations.

6. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The International Portfolio incurred and will elect to defer net capital losses of approximately $4,000 during fiscal 1998.

As of September 30, 1998, the International Portfolio had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences relating to an excise tax distribution. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and undistributed net investment income was credited $7,441.

MORGAN STANLEY DEAN WITTER FUND OF FUNDS
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

                                              FOR THE PERIOD NOVEMBER 25, 1997* THROUGH SEPTEMBER 30, 1998**
                            --------------------------------------------------------------------------------------------------
                                            INTERNATIONAL                                          DOMESTIC
                            ----------------------------------------------      ----------------------------------------------
                            CLASS A      CLASS B      CLASS C      CLASS D      CLASS A      CLASS B      CLASS C      CLASS D
                            SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning
 of period................. $10.00       $10.00       $10.00       $10.00       $10.00       $ 10.00      $10.00       $10.00
                            -------      -------      -------      -------      -------      -------      -------      -------

Net investment income......   0.05         0.03         0.04         0.14         0.21          0.14        0.13         0.22

Net realized and unrealized
 loss......................  (0.88)       (0.91)       (0.92)       (0.96)       (0.44)        (0.42)      (0.41)       (0.43)
                            -------      -------      -------      -------      -------      -------      -------      -------

Total from investment
 operations................  (0.83)       (0.88)       (0.88)       (0.82)       (0.23)        (0.28)      (0.28)       (0.21)
                            -------      -------      -------      -------      -------      -------      -------      -------

Less dividends from net
 investment income.........  (0.09)       (0.09)       (0.09)       (0.09)       (0.05)        (0.05)      (0.05)       (0.05)
                            -------      -------      -------      -------      -------      -------      -------      -------

Net asset value, end of
 period.................... $ 9.08       $ 9.03       $ 9.03       $ 9.09       $ 9.72       $  9.67      $ 9.67       $ 9.74
                            -------      -------      -------      -------      -------      -------      -------      -------
                            -------      -------      -------      -------      -------      -------      -------      -------

TOTAL INVESTMENT
RETURN(1)+.................  (8.36)%      (8.87)%      (8.87)%      (8.26)%      (2.33)%       (2.83)%     (2.83)%      (2.13)%

RATIOS TO AVERAGE
NET ASSETS(2)(6):

Expenses(5)................   0.25%(3)     0.94%(3)     0.92%(3)     0.00%(3)     0.22%(4)      0.92%(4)    0.92%(4)     0.00%(4)

Net investment income......   1.01%(3)     0.32%(3)     0.34%(3)     1.26%(3)     2.21%(4)      1.51%(4)    1.51%(4)     2.43%(4)

SUPPLEMENTAL DATA:

Net assets, end of period,
 in thousands..............   $596       $3,241         $105          $11       $1,359       $24,338      $1,702          $12

Portfolio turnover
 rate(1)...................    135%         135%         135%         135%         227%          227%        227%         227%

---------------------

 *   Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment loss ratios would have been 6.16% and (4.90)%, respectively, for Class A shares, 6.91% and (5.65)%, respectively, for Class B shares, 6.91% and (5.65)%, respectively, for Class C shares and 5.91% and (4.65)%, respectively, for Class D shares.
(4) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 1.15% and 1.28%, respectively, for Class A shares, 1.90% and 0.53%, respectively, for Class B shares, 1.90% and 0.53%, respectively, for Class C shares and 0.90% and 1.53%, respectively, for Class D shares.
(5) Does not include any expenses incurred as a result of investment in the Underlying Funds.
(6) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FUND OF FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER FUND OF FUNDS

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Portfolio and the Domestic Portfolio (constituting Morgan Stanley Dean Witter Fund of Funds, formerly Dean Witter Fund of Funds, hereafter referred to as the "Fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period November 25, 1997 (commencement of operations) through September 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
NOVEMBER 5, 1998

                      1998 FEDERAL TAX NOTICE (UNAUDITED)

       During the fiscal year ended September 30, 1998, 11.98% of the income dividends paid by Morgan Stanley Dean Witter Fund of Funds -- Domestic Portfolio qualified for the dividends received deduction available to corporations.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Manuel N. Johnson
Michael E. Nugent
Philip J. Purcell
John L Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

MORGAN STANLEY
DEAN WITTER
FUND OF FUNDS


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ANNUAL REPORT
SEPTEMBER 30, 1998